UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of report (Date of Earliest Event Reported: (10-23-2001)



                      GENERAL MOTORS ACCEPTANCE CORPORATION
             -------------------------------------------------------
               (Exact name of registrant specified in its charter)

                                    Delaware
         ---------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

              1-3754                                 38-0572512
       ----------------------------         -----------------------------------
        (Commission File No.)               (I.R.S. Employer Identification No.)

              200 Renaissance Center, Detroit, Michigan 48265-2000
             ------------------------------------------------------

                                  313-665-6266
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         An agreement between General Motors Corporation and General Motors Acceptance Corporation dated as of October 23, 2001 that documents certain policies governing transactions between them, filed as Exhibit 10 to this report, is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                    EXHIBITS

Designation      Description                              Method of Filing

Exhibit 10       Agreement between                        Filed with this Report
                 General Motors Corporation and
                 General Motors Acceptance Corporation
                 dated as of October 23, 2001


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.


                                        GENERAL MOTORS ACCEPTANCE CORPORATION
                                        -------------------------------------
                                                    (Registrant)


Dated:  October 24, 2001                By /s/  GERALD E. GROSS
                                        -------------------------------------
                                               (Gerald E. Gross, Controller)


                                  EXHIBIT INDEX

Designation          Description

Exhibit 10           Agreement between
                     General Motors Corporation and
                     General Motors Acceptance Corporation
                     dated as of October 23, 2001